Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Thunder Mountain Gold Inc., (the "Company") on Form 10-Q for the period ending September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric T. Jones, President, Director and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By     /s/ Eric T. Jones

Eric T. Jones

President, Director and Chief Executive Officer

Principal Financial Officer

(Principal Executive Officer and Principal Financial and Accounting Officer)

Date: November 12, 2026